UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

The Taiwan Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE TAIWAN FUND, INC.

c/o State Street Bank and Trust Company

One Congress Building, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016

For questions about the Proxy Statement, please call (800) 426-5523

February 28, 2025

Dear Stockholder:

The Annual Meeting of Stockholders of The Taiwan Fund, Inc. (the “Fund”) will be held at the offices of Nomura Asset Management U.S.A. Inc., Worldwide Plaza, 309 West, 49th Street, New York, NY 10019-7316 on Friday, April 11, 2025 at 9:00 a.m., Eastern time. A Notice and Proxy Statement regarding the Meeting, instructions for how to join the Meeting, the proxy card for your vote, and a postage prepaid envelope in which to return your proxy card are enclosed.

At the Meeting you, as a stockholder of the Fund, will be asked by the Board of Directors to vote on one Proposal: the election of four Directors.

The Board of Directors recommends that you vote “FOR” the Proposal.

Respectfully,

Brian F. Link

Secretary

STOCKHOLDERS ARE STRONGLY URGED TO VOTE BY TELEPHONE, BY INTERNET OR BY SIGNING AND MAILING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE TO ENSURE A QUORUM AT THE MEETING.

THE TAIWAN FUND, INC.

Notice of the Annual Meeting of Stockholders

April 11, 2025

To the Stockholders of The Taiwan Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of The Taiwan Fund, Inc. (the “Fund”) will be held at the offices of Nomura Asset Management U.S.A. Inc., Worldwide Plaza, 309 West, 49th Street, New York, NY 10019-7316 on April 11, 2025 at 9:00 a.m., Eastern time, for the following purposes:

(1)	To elect four Directors to serve for the ensuing year; and

(2)	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on February 18, 2025 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof. The enclosed proxy is being solicited by the Board of Directors of the Fund.

You are cordially invited to attend the Meeting.

Stockholders who do not expect to participate in the Meeting in person are requested to vote by telephone, by Internet or by completing, dating and signing the enclosed form of proxy and returning it promptly in the envelope provided for that purpose.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON APRIL 11, 2025: This Notice and the Proxy Statement are available on the Internet at https://www.proxy-direct.com/twn-34389.

By order of the Board of Directors

Brian F. Link
Secretary

February 28, 2025

PROXY STATEMENT

THE TAIWAN FUND, INC.

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Taiwan Fund, Inc. (the “Fund” or “Corporation”) for use at the Annual Meeting of Stockholders (the “Meeting”), to be held at the offices of Nomura Asset Management U.S.A. Inc., Worldwide Plaza, 309 West, 49th Street, New York, NY 10019-7316 on April 11, 2025 at 9:00 a.m., Eastern time, and at any adjournments thereof.

This Proxy Statement and the form of proxy card are being mailed to stockholders on or about February 28, 2025. Any stockholder giving a proxy has the power to revoke it by executing a superseding proxy by phone, Internet or mail following the process described on the proxy card or by submitting a notice of revocation to the Fund prior to the date of the Meeting or at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, FOR the Proposal. If your shares are held by a broker and you do not instruct your broker how you want your shares to be voted, your shares will be voted as specified by the broker on the Proposal.

The presence at the Meeting or by proxy of stockholders entitled to cast one third of the votes entitled to be cast thereat constitutes a quorum at all meetings of the stockholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies returned without marking a vote on the proposal to elect four Directors to serve for the ensuing year (the “Proposal”) will be treated as shares that are present for quorum purposes. Abstentions are included in the determination of the number of shares present at the Meeting for purposes of determining the presence of a quorum. If a stockholder is present at the Meeting but does not cast a vote, the stockholder’s shares will count towards a quorum but will have no effect on the Proposal. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, holders of a majority of the stock present at the Meeting or by proxy have power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the Meeting. The chairman of the Meeting also may adjourn the Meeting from time to time. Any adjournment may be made to a date not more than 120 days after the original record date without notice other than announcement at the Meeting. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally notified. The Fund may set a subsequent record date and give notice of it to stockholders, in which case the meeting may be held not more than 120 days beyond the subsequent record date.

The Board of Directors has fixed the close of business on February 18, 2025 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 6,393,874 shares of common stock.

Management of the Fund knows of no item of business other than the item mentioned in the Proposal of the Notice of Meeting that will be eligible to be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its semi-annual report for the period ended February 28, 2024 or its annual report for the fiscal year ended August 31, 2024 to any stockholder requesting such report. Requests for the semi-annual or annual reports should be made in writing to The Taiwan Fund, Inc., c/o State Street Bank and Trust Company, One Congress Building, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, Attention: Brian F. Link, or by accessing the Fund’s website at www.thetaiwanfund.com or by calling (800) 426-5523.

IMPORTANT INFORMATION

The Proxy Statement discusses important matters affecting the Fund. Please take the time to read the Proxy Statement, and then cast your vote. You may obtain additional copies of the Notice of Meeting, Proxy Statement and form of proxy card by calling (800) 426-5523 or by accessing https://www.proxy-direct.com/twn-34389

There are multiple ways to vote. Choose the method that is most convenient for you. To vote by telephone or Internet, follow the instructions provided on the proxy card. To vote by mail, simply fill out the proxy card and return it in the enclosed postage-paid reply envelope. Please do not return your proxy card if you vote by telephone or Internet. To vote at the Meeting, participate in the Meeting and cast your vote. The Meeting will be held at the offices of Nomura Asset Management U.S.A. Inc., Worldwide Plaza, 309 West, 49th Street, New York, NY 10019-7316 on April 11, 2025 at 9:00 a.m., Eastern time.

ELECTION OF DIRECTORS

Persons named in the accompanying form of proxy intend in the absence of contrary instruction to vote all proxies for the election of the four nominees listed below as Directors of the Fund to serve for the next year, or until their successors are elected and qualified. Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected. The Board of Directors of the Fund has no reason to believe that any of the nominees named below will become unavailable for election as a Director, but if that should occur before the Annual Meeting for the Fund, the persons named as proxies in the proxy cards will vote for such persons as the Board of Directors of the Fund may recommend. None of the Directors is an “interested person” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (each an “Independent Director”)).

Information Concerning the Nominees

The following table sets forth certain information concerning each of the nominees as a director. Each nominee is currently serving as a director of the Fund.

Name (Age) and Address of Directors*	Position(s) Held with Fund	Director Since	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(1) Overseen by the Director	Other Directorships/ Trusteeships in Publicly Held Companies
William C. Kirby (74)	Chairman of the Board and Director	2013	T. M. Chang Professor of China Studies (2006-present); Spangler Family Professor of Business Administration (2006-present); Chairman, Harvard China Fund (2006-present); Harvard University Distinguished Service Professor (2006-present); and Director, John K. Fairbank Center for Chinese Studies, Harvard University (2006-2014).	1	Cabot Corporation.

Name (Age) and Address of Directors*	Position(s) Held with Fund	Director Since	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(1) Overseen by the Director	Other Directorships/ Trusteeships in Publicly Held Companies
Anthony S. Clark, CFA (72)	Director	2017	Managing Member, Innovation Capital Management, LLC (2016 to present); Chief Investment Officer of the Pennsylvania State Employees’ Retirement System (2010 to 2013); Deputy Chief Investment Officer of the Pension Benefit Guaranty Corporation (PBGC) (2009 to 2011).	1	Director, Aberdeen Japan Equity Fund, Inc.
Warren J. Olsen (68)	Chairman of the Audit Committee and Director	2018	Chairman and Chief Investment Officer, SCB Global Capital Management (2014-present); Vice Chairman and Chief Investment Officer, First Western Financial Inc. (2002-2014).	1	Aetos Multi-Strategy Arbitrage Fund, LLC; Aetos Distressed Investment Strategies Fund, LLC; Aetos Long/Short Strategies Fund, LLC.
Shelley E. Rigger (63)	Director	2016	Vice President for Academic Affairs and Dean of Faculty (May 2022-present) and Brown Professor of East Asian Politics, Davidson College (1993-present).	1	None.

*	For purposes of Fund business, all Directors may be contacted at the following address: One Congress Building, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016.
(1)

The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services.

Leadership Structure and Board of Directors

The Board has general oversight responsibility with respect to the business and affairs of the Fund. The Board is responsible for overseeing the operations of the Fund in accordance with the laws of Maryland, the provisions of the 1940 Act, other applicable laws and the Fund’s Amended Articles of Incorporation. The Board is currently composed of four Independent Directors and one of the Independent Directors serves as Chairman of the Board.

Generally, the Board acts by majority vote of all of the Directors, including a majority vote of the Independent Directors if required by applicable law. The Fund’s day-to-day operations are currently managed by Nomura Asset Management U.S.A. Inc. (the “Adviser”) and other service providers who have been approved by the Board. The Board meets periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers, oversee compliance with regulatory requirements and review performance. The Board has determined that its leadership structure is appropriate given the size of the Board, the fact that all of the Directors are not interested persons, and the nature of the Fund.

The existing Directors were selected to serve and continue to serve on the Board, based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Directors and a commitment to the interests of stockholders and a demonstrated willingness to take an independent and questioning view of management. Each existing Director also has considerable familiarity with the Fund and State Street Bank and Trust Company (the “Administrator”), and its operations, as well as the special regulatory requirements governing registered investment companies and the special responsibilities of investment company directors, all as a result of their prior service as a Director of the Fund and, in several cases, as directors of other investment companies. In addition to those qualifications, the following is a brief summary of the specific experience, qualifications or skills that led to the conclusion that as of the date of this proxy statement, each person identified below should serve as a Director for the Fund. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the Securities and Exchange Commission (“SEC”), and do not constitute a holding out by the Board or any Director as having any special expertise and should not be considered to impose any greater responsibility or liability on any such person or on the Board by reason thereof than the normal responsibility and liability of an investment company board member or board. As required by rules the SEC has adopted under the 1940 Act, the Fund’s Independent Directors select and nominate all candidates for Independent Director positions.

William C. Kirby. Mr. Kirby has served as a Director of the Fund since 2013. He is T. M. Chang Professor of China Studies at Harvard University and Spangler Family Professor of Business Administration at Harvard Business School. Mr. Kirby is a historian of modern China, whose work examines China’s business, economic and political development in an international context. He has served the academic community for over 34 years. Mr. Kirby joined Harvard University in 1992, where he currently serves various positions including Chairman of the Harvard China Fund. He has also served as the Director of the John K. Fairbank Center for Chinese Studies, Dean of the Faculty of Arts and Sciences, Chair of the Council on East Asian Studies and the Director of the National Resource Center for East Asia for Harvard University. Prior to joining Harvard University, Mr. Kirby served as the Dean of the University College, Director of Asian Studies and Director of International Affairs at Washington University. Mr. Kirby has published numerous books and articles related to Chinese business and history.

Anthony S. Clark, CFA. Mr. Clark has served as a Director of the Fund since 2017. He is Managing Member of Innovation Capital Management, LLC since 2016. Mr. Clark served as Chief Investment Officer of the Pennsylvania State Employees’ Retirement System from 2010 to 2013 and Deputy Chief Investment Officer of the Pension Benefit Guaranty Corporation (PBGC) from 2009 to 2011. Prior to PBGC, Mr. Clark served as Director of Global Equities in the Investment Department of the Howard Hughes Medical Institute (1995 to 2008). Mr. Clark also serves as Director on the board of Aberdeen Japan Equity Fund, Inc.

Warren J. Olsen. Mr. Olsen has served as a Director of the Fund since 2018. He is Chairman and Chief Investment Officer at SCB Global Capital Management. Mr. Olsen served as Vice Chairman and Chief Investment Officer at First Western Financial Inc. between 2002 and 2014. He also served as President and CEO of IBJ Whitehall Asset Management from 1999 to 2002 and President of Morgan Stanley Funds from 1988 to 1997. Mr. Olsen also serves on the boards of Aetos Multi-Strategy Arbitrage Fund, LLC, Aetos Distressed Investment Strategies Fund, LLC and Aetos Long/Short Strategies Fund, LLC.

Shelley E. Rigger. Ms. Rigger has served as a Director of the Fund since 2016. She has been Vice President for Academic Affairs and Dean of Faculty at Davidson College since May 2022 and is the Brown Professor of East

Asian Politics at Davidson College since 1993. Ms. Rigger has been a visiting Associate Professor at Fudan University’s School of International Relations and Public Administration in Shanghai, a scholar at National Chengchi University in Taiwan, and a Fulbright Senior Scholar at National Taiwan University. Ms. Rigger graduated magna cum laude from Princeton University’s School of Public and International Affairs. She also holds a Ph.D. from Harvard University’s Department of Government with fields of specialization in comparative politics, Chinese politics, American politics and government and political anthropology. Ms. Rigger has published several books and numerous articles related to Taiwanese and Chinese politics, history and business as well as relations among the United States, Taiwan and mainland China. In 2021 she published The Tiger Leading the Dragon: How Taiwan Propelled China’s Economic Rise.

The Fund does not have a policy regarding Board member’s attendance at the Annual Meeting of Stockholders. However, all of the Directors of the Board attended the 2024 Annual Meeting of Stockholders.

The Board of Directors of the Fund held four regular meetings and one special meeting during the fiscal year ended August 31, 2024. For the fiscal year ended August 31, 2024, each Director attended at least seventy-five percent of the aggregate number of meetings held during the fiscal year of the Board and of any committee on which he or she served.

Audit Committee. The Fund’s Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is responsible for reviewing financial and accounting matters. The Fund’s Audit Committee is composed of directors who are independent (as defined in the New York Stock Exchange, Inc. (“NYSE”) listing standards, as may be modified or supplemented) and not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act) and its actions are governed by the Fund’s Audit Committee Charter, which is posted on the Fund’s website (www.thetaiwanfund.com). The current members of the Audit Committee are Messrs. Clark, Kirby and Olsen and Ms. Rigger, with Mr. Olsen serving as Chairman. The Audit Committee held four regular meetings during the fiscal year ended August 31, 2024. The Fund’s Board of Directors has designated Mr. Olsen, an Independent Director, as an audit committee financial expert.

Nominating Committee. The Fund’s Board of Directors has a Nominating Committee, which is responsible for recommending individuals to the Board for nomination as members of the Board and its Committees. The Fund’s Nominating Committee is composed of directors who are independent as independence is defined in the NYSE’s listing standards, as may be modified or supplemented, and are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act) and its actions are governed by the Fund’s Nominating Committee Charter, which is posted on the Fund’s website (www.thetaiwanfund.com). Currently, the Nominating Committee does not solicit recommendations for nominees from stockholders. The Nominating Committee believes that it is not necessary to have such a policy because the Board has had no difficulty identifying qualified candidates to serve as Directors. The Nominating Committee evaluates a candidate’s qualifications for Board membership and the candidate’s independence from the Fund’s Adviser and other principal service providers. The Nominating Committee does not have specific minimum qualifications that must be met by candidates recommended by the Nominating Committee and there is not a specific process for identifying such candidates. In nominating candidates, the Nominating Committee takes into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses or other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, requirements of the NYSE and the SEC to maintain a minimum number of independent or non-interested directors, requirements of the SEC as to disclosure regarding persons designated as having financial expertise on the Fund’s audit committee and the extent to which the candidate generally would be a desirable addition to the Board and any committees of the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The current members of the Nominating Committee are Messrs. Clark, Kirby and Olsen and Ms. Rigger, with Ms. Rigger serving as Chair. The Nominating Committee met two times during the fiscal year ended August 31, 2024.

Valuation Committee. The Fund’s Board of Directors has a Valuation Committee which is responsible for establishing and monitoring policies and procedures reasonably designed to ensure that the Fund’s assets are valued appropriately, objectively and timely, reflecting current market conditions. The Board has designated the Adviser as the Valuation Designee for the Fund and is responsible for determining the fair value of investments for which fair valuations are required. The current Directors who are members of the Valuation Committee are Messrs. Clark, Kirby and Olsen and Ms. Rigger, with Mr. Clark serving as Chairman. The Valuation Committee met one time during the fiscal year ended August 31, 2024.

Discount Management Committee. The Fund’s Board of Directors has a Discount Management Committee which is responsible for overseeing and evaluating the discount at which the Fund’s shares trade below their net asset value. The current members of the Discount Management Committee are Messrs. Clark, Kirby and Olsen and Ms. Rigger, with Mr. Kirby serving as Chairman. The Discount Management Committee held two meetings during the fiscal year ended August 31, 2024.

Risk Oversight

The day-to-day operations of the Fund, including the management of risk, are performed by third party service providers, such as the Fund’s Adviser and Administrator. The Directors are responsible for overseeing the Fund’s service providers and thus have oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, stockholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others the Fund’s Adviser, the Fund’s Administrator, the Fund’s chief compliance officer and its independent registered public accounting firm, as appropriate, regarding risks faced by the Fund. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement, the Board meets with the Adviser to review the services provided. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board has appointed a chief compliance officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. The Board, with the assistance of the Adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, as part of the Board’s oversight of the Fund’s advisory and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible.

Stockholder Communications

Stockholders may send communications to the Fund’s Board of Directors by addressing the communication directly to the Board (or individual Board members) and/or clearly indicating that the communication is for the

Board (or individual Board members). The communication may be sent to such Board member(s) at the address specified for each Director above. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Officers of the Fund

The following table provides information concerning each of the officers of the Fund.

Name, Address, and Age	Position(s) Held with the Fund	Since	Principal Occupation(s) or Employment During Past Five Years
Yuichi Nomoto (52) Nomura Asset Management U.S.A. Inc. Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	President	2022	President and Chief Executive Officer of Nomura Asset Management U.S.A. Inc. (“Nomura’’); Head of Global Business Strategy Department of Nomura Asset Management Co., Ltd. between April 2022 and March 2023; Managing Director of Nomura since 2018; Head of Client Services and Marketing of Nomura from 2016-2020; Executive Director of Nomura from 2016-2018.

Maria Premole (63) Nomura Asset Management U.S.A. Inc. Worldwide Plaza 309 West 49th Street New York, NY 10019-7316	Vice President	2022	Vice President/Head of Closed-End Fund Business Development for Nomura Asset Management U.S.A. Inc. since 2023; Vice President Nomura Asset Management U.S.A. Inc. since 2008.

Monique Labbe (51) Foreside Management Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Treasurer	2017	Director and Fund Principal Financial Officer Foreside Management Services, LLC (2014-present).

Brian F. Link (52) State Street Bank and Trust Company One Congress Building One Congress Street, Suite 1 Boston, Massachusetts 02114-2016	Secretary	2014	Managing Director and Managing Counsel State Street Bank and Trust Company (2022-present); Vice President and Managing Counsel State Street Bank and Trust Company (2007-2022).

Patrick J. Keniston (61) Foreside Fund Officer Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Chief Compliance Officer	2015	Director and Fund Chief Compliance Officer, Fund Officer Services, LLC (2008-present).

Ownership of Securities

The following table sets forth information regarding the ownership of securities in the Fund by the nominees for Director as of January 31, 2025. Each nominee is also currently a Director of the Fund.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director in the Fund Complex (1)
Anthony S. Clark, CFA	Over $100,000	Over $100,000
William C. Kirby	$50,001-$100,000	$50,001-$100,000
Warren J. Olsen	$10,001-$50,000	$10,001-$50,000
Shelley E. Rigger	$10,001-$50,000	$10,001-$50,000

(1)

The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for the purposes of investment and investor services. The Fund is the only investment company in the Fund Complex.

No Director or any immediate family member of a Director, owned securities in the Fund’s Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.

Transactions with and Remuneration of Officers and Directors

The aggregate remuneration, including expenses relating to attendance at board meetings reimbursed by the Fund, paid in cash to Directors not affiliated with the Adviser, was $273,924 during the fiscal year ended August 31, 2024. During the fiscal year ended August 31, 2024, the Fund paid each Director that is not affiliated with the Fund’s Adviser an annual fee of $30,000 ($40,000 for the Chairman of the Board and the Chairman of the Audit Committee) plus a fee of $6,000 for attending the quarterly Board and Committee meetings. The Fund pays each Director $2,000 for any meetings held on days separate from a quarterly Board meeting.

The following table sets forth the aggregate compensation from the Fund paid to each director during the fiscal year ended August 31, 2024, as well as the total compensation earned by each director from the Fund Complex.

Name of Director	Aggregate Compensation From Fund(1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid To Directors(2)
Anthony S. Clark, CFA	$56,000	—	—	$56,000
Thomas G. Kamp, CFA(3)	$36,174	—	—	$36,174
William C. Kirby	$66,000	—	—	$66,000
Warren J. Olsen	$59,750	—	—	$59,750
Shelley E. Rigger	$56,000	—	—	$56,000

(1)	Includes compensation paid to Directors by the Fund. The Fund’s Directors did not receive any pension or retirement benefits as compensation for their service as Directors of the Fund.
(2)	There is one fund in the Fund Complex overseen by the Directors.
(3)	Mr. Kamp was a Director of the Fund through March 20, 2024.

Required Vote

Election of the listed nominees for Director requires the affirmative vote of the holders of a majority of the shares of common stock of the Fund cast at the Meeting. Pursuant to the Fund’s By-Laws, any Director who is nominated for re-election at the Meeting and is not re-elected at the Meeting will be deemed to have tendered to the Board of Directors his or her resignation as a Director, with such resignation to take effect 30 days after the date of the Meeting unless the Board of Directors unanimously decides to reject that Director’s tender of resignation, in which case the Director will continue in office until his or her death, resignation or removal or until his or her successor has been elected and has been qualified.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE FOUR NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT.

GENERAL INFORMATION

Investment Adviser

Nomura Asset Management U.S.A. Inc. (“Nomura”) acts as the Adviser to the Fund pursuant to an Investment Advisory Agreement, dated September 17, 2022. The principal business address of the Adviser is Worldwide Plaza 309 West 49th Street, 9th Floor New York, New York 10019-7316.

Fund Administration

State Street Bank and Trust Company acts as Administrator to the Fund pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of the Administrator is State Street Financial Center, One Congress Building, 1 Congress Street, Suite 1, Boston, Massachusetts 02114-2016.

Independent Registered Public Accounting Firm

Tait Weller serves as the Fund’s independent registered public accounting firm, auditing and reporting on the annual financial statements of the Fund and reviewing certain regulatory reports and the Fund’s federal income tax returns. Tait Weller also performs other professional audit and certain allowable non-audit services, including tax services, when the Fund engages it to do so. Representatives of Tait Weller are not expected to be available at the Meeting.

The engagement of Tait Weller as the Fund’s independent registered public accounting firm was approved by the Audit Committee of the Board of Directors and ratified by the full Board of Directors.

Audit Fees. For the fiscal years ended August 31, 2024 and August 31, 2023, Tait Weller billed the Fund aggregate fees of $53,000 and $53,000, respectively, for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to stockholders.

Audit-Related Fees. For the fiscal years ended August 31, 2024 and August 31, 2023, Tait Weller billed the Fund aggregate fees of $0 and $0, respectively, for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above. Audit-Related Fees represent procedures applied to the semi-annual financial statement amounts (reading the semi-annual report and valuation and existence procedures on investments) as requested by the Fund’s Audit Committee.

Tax Fees. For the fiscal years ended August 31, 2024 and August 31, 2023, Tait Weller billed the Fund aggregate fees of $13,200 and $13,200, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

All Other Fees. For the fiscal years ended August 31, 2024 and August 31, 2023, Tait Weller did not bill the Fund any fees for products and services other than those disclosed above.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Exchange Act. All of the audit and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended August 31, 2024 and August 31, 2023 were pre-approved by the Audit Committee. For the fiscal years ended August 31, 2024 and August 31, 2023, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Tait Weller.

Tait Weller did not bill any non-audit fees for services rendered to the Fund’s Adviser, or any entity controlling, controlled by, or under the common control with the Adviser that provides ongoing services to the Fund, for the fiscal years ended August 31, 2024 and August 31, 2023.

Audit Committee Report

The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended August 31, 2024 with management of the Fund and with Tait Weller, and has discussed with Tait Weller the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Standard No. 16 (Communication with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter on auditor independence from Tait Weller required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence), as may be modified or supplemented, and has discussed with Tait Weller its independence. Based on the Audit Committee’s review and discussions referred to in the two preceding sentences, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund for the fiscal year ended August 31, 2024 be included in its annual report to stockholders and the Fund’s annual report filed with the SEC.

Anthony S. Clark, CFA Member of the Audit Committee

William C. Kirby, Member of the Audit Committee

Shelley E. Rigger, Member of the Audit Committee

Warren J. Olsen, Chairman of the Audit Committee

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Set forth below is information with respect to persons who are registered as beneficial owners of more than 5% of the Fund’s outstanding shares as of February 18, 2025.

Title Of Class	Name and Address	Shares	Percent of Class
Common Stock	CEDE & CO Bowling Green STN P. O. Box 20 New York, NY 10274-0020	6,372,311	99.66%

The shares held by Cede & Co. include the accounts set forth below. The information below is based on publicly available information such as Schedule 13D and 13G disclosures filed with the SEC or other similar regulatory filings from foreign jurisdictions.

Title Of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	City of London 77 Gracechurch Street, London England EC3V OAS	Has sole power to vote and dispose of 2,574,199 shares	39.44%

Common Stock	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	Has sole power to vote and dispose of 1,111,842 shares	17.04%

Common Stock	Allspring Global Investments Holdings, LLC 525 Market Street, 10th Fl. San Francisco, CA 94105	Has sole power to vote and dispose of 782,642 shares	11.99%

Common Stock	Public Employees Retirement System of Ohio 277 East Town Street Columbus, OH 43215	Has sole power to vote and dispose of 329,682 shares	5.05%

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile or other electronic means, by officers of the Fund or personnel of the Administrator. The Fund has retained EQ Fund Solutions to assist in the proxy solicitation. The total cost of proxy solicitation services, including legal and printing fees, is estimated at $5,000, plus out-of-pocket expenses. The expenses connected with the solicitation of proxies including proxies solicited by the Fund’s officers or agents at the Meeting, by telephone or by facsimile or other electronic means will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

In the event that sufficient votes in favor of the Proposal set forth in the Notice of this Meeting are not received by April 11, 2025, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present at the Meeting or by proxy at the session of the Meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The chairman of the Meeting also may adjourn the Meeting from time to time. Any adjournment may be made to a date not more than 120 days after the original record date without notice other than announcement at the Meeting. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally notified. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

In order to submit a stockholder proposal to be considered for inclusion in the Fund’s proxy statement for the Fund’s 2026 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to: The Taiwan Fund, Inc., c/o Secretary of the Fund/State Street Bank and Trust Company, One Congress Building, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016) not later than October 31, 2025. Any stockholder who desires to bring a proposal at the Fund’s 2026 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The Taiwan Fund, Inc., c/o Secretary off the Fund/State Street Bank and Trust Company, One Congress Building, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016), not before January 11, 2026 and not later than February 10, 2026.

By order of the Board of Directors,

Brian F. Link

Secretary

The Taiwan Fund, Inc.

c/o State Street Bank and Trust Company

One Congress Building, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016

February 28, 2025

THE TAIWAN FUND, INC. PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting Nomura Asset Management U.S.A. Inc, Worldwide Plaza, 309 West 49th Street, 28th Floor New York, NY 10019-7316 on April 11, 2025

Please detach at perforation before mailing.

PROXY	THE TAIWAN FUND, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 11, 2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints William C. Kirby and Brian F. Link, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of The Taiwan Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Taiwan Fund, Inc. to be held at the offices of Nomura Asset Management U.S.A. Inc., Worldwide Plaza, 309 West 49th Street, 28th Floor, New York, NY 10019-7316 on Friday, April 11, 2025 at 9:00 a.m., local time, and at any adjournments thereof, (i) unless otherwise specified in the boxes provided on the reverse side hereof, for the proposal to elect the Directors named on the reverse side (the “Proposal”) and (ii) in their discretion, on any other business which may properly come before the meeting or any adjournments thereof. The undersigned hereby revokes all proxies with respect to such shares heretofore given. The undersigned acknowledges receipt of the Proxy Statement dated February 28, 2025.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA TELEPHONE: 1-800-337-3503

TWN_34389_021225

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

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EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be Held on April 11, 2025.

The Proxy Statement and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/twn-34389

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL:

A	Proposal

							FOR	WITHHOLD	FOR ALL
1.	To elect four Directors to serve for the ensuing year:						ALL	ALL	EXCEPT
	01.	William C. Kirby	02.	Anthony S. Clark	03. Warren J. Olsen	04. Shelley E. Rigger	☐	☐	☐

	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box
/ /

Scanner bar code

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